                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Chrysler Financial Corporation hereby severally constitutes and appoints ROBERT A. LINK, BYRON C. BABBISH and STEVEN C. POLING, or any one or more of them, to be his agents, proxies and attorneys-in-fact, to sign and execute in his name, place and stead and on his behalf as a director of Chrysler Financial Corporation, and to file with the Securities and Exchange Commission, the Registration Statement of Chrysler Financial Corporation on Form S-3, registering under the Securities Act of 1933, as amended, asset backed securities having an aggregate initial public offering price of $11,156,250,000 and any and all further amendments (including post-effective amendments) to such Registration Statement, and to file all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing required to be done that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact do, or that any one of them does or causes to be done, on his behalf pursuant to this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 5th day of October, 1994.



     /s/ W. S. Bishop                                    /s/ R. A. Lutz
- ---------------------------                        ----------------------------
         W. S. Bishop                                        R. A. Lutz



    /s/ D. M. Cantwell                                 /s/ W. J. O'Brien III
- ---------------------------                        ----------------------------
        D. M. Cantwell                                     W. J. O'Brien III



    /s/ T. P. Capo                                     /s/ John P. Tierney
- ---------------------------                        ----------------------------
        T. P. Capo                                         John P. Tierney



     /s/ R. J. Eaton                                    /s/ G. C. Valade
- ---------------------------                        ----------------------------
         R. J. Eaton                                        G. C. Valade



  /s/ Jeremiah E. Farrell
- ---------------------------
      Jeremiah E. Farrell